Confidential Treatment Requested by Lufax Holding Ltd Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.22

Exclusive Equity Interest Option Agreement

This Exclusive Equity Interest Option Agreement (this “Agreement”) is executed by and among the following Parties on November 21, 2018 in Shanghai:

Lufax Holding (Shenzhen) Technology Service Co., Ltd., a limited liability company organized and existing under the laws of PRC, with its address at Room A201, No. 1, Qianwan Yi Road, Qianhai Shenzhen-Hongkong Modem Service Industry Cooperation Zone, Shenzhen (settled in Shenzhen Qianhai Business Secretary Co., Ltd.) (“Party A”). The equity interests of Party A is indirectly held by Lufax Holding Ltd (“Ultimate Controlling Shareholder”), an exempted company with limited liabilities in the Cayman Islands, as to 100%.

Shenzhen Pingan Financial Technology Consultation Company, a limited liability company organized and existing under the laws of PRC, with its address at the fourth floor, Bagualingbaguasan Road, Futian District, Shenzhen (“Pingan Jinke”).

Shanghai Lanbang Investment Company, a limited liability company organized and existing under the laws of PRC, with its address at 1002N, No. 2277 Longyang Road, Pudong New District, Shanghai (“Shanghai Lanbang”).

Xinjiang Tongjun Equity Investment Limited Partnership, a limited partnership organized and existing under the laws of PRC, with its address at No. 46, Floor 4, No. 21 Xiamen Road, Economic and technological Development District„ Urumchi, Xinjiang (“Xinjiang Tongjun”).

Linzhi Jinsheng Investment Management Limited Partnership, a limited partnership organized and existing under the laws of PRC, with its address at 3-301, Price Bureau, Gongbujiangda County, Linzhi District, Tibet (“LinzhiJinsheng”, PinganJinke, Shanghai Lanbang, Xinjiang Tongjun, and LinzhiJinsheng, collectively as the “Direct Shareholder” or “Party B”).

Shenzhen Lufax Holding Enterprise Management Co., Ltd., a limited liability company organized and existing under the laws of PRC, with its address at Room A201, No. 1, Qianwan Yi Road, Qianhai Shenzhen-Hongkong Modern Service Industry Cooperation Zone, Shenzhen (settled in Shenzhen Qianhai Business Secretary Co., Ltd.) (“Party C” or the “OPCO”)

Yang Xuelian, a Chinese citizen, ID card number is [***].

Shi Jingkui, a Chinese citizen, ID card number is [***].

Wang Wenjun, a Chinese citizen, ID card number is [***].

Dou Wenwei, a Chinese citizen, ID card number is [***].

(Yang Xuelian, Shi Jingkui, Wang Wenjun, and Dou Wenwei, collectively as the “Individual Shareholders”; the Individual Shareholders and the Direct Shareholders, together as the “Shareholders”.)

In this Agreement, above shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

The Direct Shareholders are the registered shareholders of the OPCO and collectively hold 100% of the equity interests in the OPCO.

The Direct Shareholders intend to grant Party A an irrevocable and exclusive right to purchase all or part of the equity interests in the OPCO then held by them;

The Individual Shareholders each executed an individual shareholder’s undertaking (the “Individual Shareholder Undertaking”) in writing in relation to this Agreement and the rights and interests indirectly held by him/her in the OPCO to the board of directors of the Ultimate Controlling Shareholder on the date of this Agreement; and

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The Shareholders and OPCO agree to render all necessary cooperation to the exercise of the

Equity Interest Purchase Option (as defined below) by Party A.

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.	Sale and Purchase of Equity Interest

1.1	Option Granted

1.1.1

Party B hereby irrevocably and unconditionally grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in the OPCO then held by Party B once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”). Subject to the terms and conditions of this Agreement and to the extent permitted by PRC laws and regulations, Party A shall be entitled to absolute discretion over the time, manner and times to exercise the Option. Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of the OPCO held by Party B. The OPCO hereby agrees to the grant by the Direct Shareholders of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.1.2

The Shareholders and the OPCO hereby agree and confirm on Party B’s grant of the Equity Interest Purchase Option to Party A in accordance with Clause 1.1.1 of this Agreement and undertake to take all necessary actions to procure Party B to perform all of its obligations under this Agreement, including but not limited to, passing and voting in favor of any shareholders’ or board resolution that is required for Party B to transfer any equity interests of the OPCO to Party A or a Designee or to perform any other obligations under this Agreement.

1.1.3	On the date of the execution of this Agreement, Party B shall deliver to Party A:

(i)	Two sets of undated duly executed transfer agreement in a form and substance satisfactory to Party A and/or substantially in the form set out in the Appendix hereto; and

(ii)	all other documents as required by and satisfactory to Party A in order to effect a valid transfer of any equity interests purchased under this Agreement.

1.2	Steps for Exercise of Equity Interest Purchase Option

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the “Equity Interest Purchase Option Notice”), specifying: (a) Party A’s decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from Party B (the “Optioned Interests”); and (c) the date for purchasing the Optioned Interests and/or the date for transfer of the Optioned Interests.

1.3	Equity Interest Purchase Price and Its Payment

1.3.1	The purchase price for the Optioned Interests (the “Equity Interest Purchase Price”) shall be equal to the higher of below:

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(1)

as of the date of exercising the Equity Interest Purchase Option, the total capital contribution to the registered capital of the OPCO multiplied by the percentage of equity interests in the OPCO purchased;

(2)	the amount of loan (including the principal and interest) provided by Party A to Party B multiplied by the percentage of equity interests in the OPCO purchased (if applicable); and

(3)	the lowest price permitted under PRC law.

1.3.2

After necessary withholding and paying of tax monies according to the applicable laws of China (if applicable), the Equity Interest Purchase Price shall be wired by Party A or its Designee(s) in RMB currency at spot exchange rate to the bank account(s) designated by Party B within two months after the date on which the Optioned Interests are officially transferred to Party A and its Designee(s) (i.e. a new Enterprise Business License of the OPCO is issued). The Equity Interest Purchase Price shall be repaid in full to Party A or its designee(s) within one month upon Party B’s receipt of it.

1.3.3	Party A or its Designee(s) shall be entitled to offset the Equity Interest Purchase Price by the claims against Party B.

1.4	Transfer of Optioned Interests

For each exercise of the Equity Interest Purchase Option:

1.4.1

Shareholders shall cause the OPCO and Party B to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B’s transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2

Party A shall have the right to effect the transfer of any and all of the Optioned Interests into its name or the name(s) of its Designee(s) and/or without liability on the part of Party A in the event of loss, act in all respects as the beneficial owner of the Optioned Interests.

1.4.3

Notwithstanding the foregoing, the Shareholders and the OPCO shall execute all other necessary contracts, agreements or documents (including without limitation the Amendments of the Articles of Association of the company), obtain all necessary government licenses and permits (including without limitation the Business License of the company) and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and the Share Pledge Agreement. “Share Pledge Agreement” as used in this Section and this Agreement shall refer to the relevant Share Pledge Agreement executed by and among Party B, the OPCO, Party A and other parties thereto as of the date hereof, under which Party B pledges all of its equity interests in the OPCO in favor of Party A.

Confidential Treatment Requested by Lufax Holding Ltd Pursuant to 17 C.F.R. Section 200.83

2.	Covenants

2.1	Covenants regarding Shareholders and Party C

The Shareholders and the OPCO hereby jointly and severally covenant as follows:

2.1.1

Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association and bylaws of the OPCO, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2

They shall maintain the OPCO’s corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs, and to cause the OPCO to perform its obligations under the Exclusive Business Cooperation Agreement; “Exclusive Business Cooperation Agreement” in this Section and this Agreement refers to the exclusive business cooperation agreement executed by Party A and the OPCO on the execution date of this Agreement, under which Party A provides relevant business support, technical and consulting service to the OPCO;

2.1.3

Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of the OPCO or legal or beneficial interest in the business or revenue of the OPCO, or allow the encumbrance thereon of any security interest, other than the financial service transactions conducted by the OPCO in its ordinary course of business;

2.1.4

After mandatory liquidation described in Section 3.7 below, Party B will remit in full to Party A any residual interest Party B receives or cause it to happen in compliance with law. If such transfer is prohibited by the laws of PRC, Party B will remit the proceeds to Party A or its designated person(s) in a manner permitted under the laws of PRC;

2.1.5

Without the prior written consent of Party A, Party C shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

2.1.6

They shall always operate all of the OPCO’s businesses during the ordinary course of business to maintain the asset value of the OPCO and refrain from any action/omission that may affect the OPCO’s operating status and asset value;

2.1.7

Without the prior written consent of Party A, they shall not cause the OPCO to execute any material contract (for purpose of this subsection, a contract with a value exceeding RM13 100,000 shall be deemed a material contract), except the contracts entered into in the ordinary course of business;

2.1.8

Without the prior written consent of Party A, they shall not cause the OPCO to provide any person with any loan or credit or guarantee in any form, other than the financial service transactions conducted by the OPCO in its ordinary course of business;

2.1.9	They shall provide Party A with information on the OPCO’s business operations and financial condition at Party A’s request;

2.1.10

If requested by Party A, they shall procure and maintain insurance in respect of the OPCO’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate the businesses similar to those operated by the OPCO;

2.1.11

Without the prior written consent of Party A, they shall not cause or permit the OPCO to merge, consolidate with, acquire or invest in any person, and/or cause or permit the OPCO to sell assets with a value higher than RMB 100,000 (other than the transactions conducted by the OPCO in its ordinary course of business);

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2.1.12

They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the OPCO’s assets, business or revenue and any circumstances that may adversely affects the OPCO’s existence, business operation, financials, assets or goodwill, and shall promptly take all actions acceptable by Party A to exclude such adverse circumstances or take effective remedies therefor;

2.1.13

To maintain the ownership by the OPCO of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.14

Without the prior written consent of Party A, they shall ensure that the OPCO shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, the OPCO shall immediately distribute all distributable profits to its shareholders; and

2.1.15	At the request of Party A, they shall appoint any persons designated by Party A as directors of the OPCO or replace any existing director(s) of the OPCO.

2.1.16

If Party C or any of the Shareholders fails to fulfill any tax obligation applicable to it pursuant to the relevant laws and regulations and such failure prevents Party A form exercising its Equity Interest Purchase Option, Party A shall have the right to demand Party C or the Relevant Shareholder to fulfill its tax obligation, or request Party C or the Relevant Shareholder to pay such amount to Party A for Party A to make the tax payment on its behalf.

2.2	Covenants by Shareholders

The Shareholders hereby jointly and severally covenant as follows:

2.2.1

Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in the OPCO held by Party B, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with the Share Pledge Agreement;

2.2.2

Without Prior written consent by Party A, Party B shall not put forward, or vote in favor of, any shareholder resolution to, or otherwise request the OPCO to, issue any dividends or other distributions with respect to its equity interest in the OPCO; provided, however, in the event that Party B receives any profit, distribution or dividend from the OPCO, Party B shall, as permitted under the laws of PRC, immediately pay or transfer such profit, distribution or dividend to Party A or to any party designated by Party A as service fees under the Exclusive Business Cooperation Agreement payable by the OPCO to Party A unless Party A otherwise decides;

2.2.3

Party B shall cause the shareholders’ meeting and/or the board of directors of the OPCO not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in the OPCO held by Party B, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with the Share Pledge Agreement;

2.2.4

Party B shall cause the shareholders’ meeting or the board of directors of the OPCO not to approve the OPCO’s merger or consolidation with any person, or the acquisition of or investment in any person, or other matters that require the prior written consent of Party A under this Agreement, without the prior written consent of Party A;

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2.2.5

Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in the OPCO held by Party B;

2.2.6

Party B shall cause the shareholders’ meeting or the board of directors of the OPCO to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.7

To maintain Party B’s ownership in the OPCO, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.2.8	Party B shall appoint any designee of Party A as director of the OPCO, at the request of Party A;

2.2.9

At the request of Party A at any time, Party B shall promptly and unconditionally transfer its equity interests in the OPCO to Party A or its Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and Party B hereby waives its right of first refusal to the share transfer by any of the other existing shareholders of the OPCO (if any);

2.2.10

Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, the OPCO and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that Party B has any remaining rights with respect to the equity interests under this Agreement, the Share Pledge Agreement or the Voting Proxy Agreement among the same parties hereto, Party B shall not exercise such rights except in accordance with the written instructions of Party A; and

2.2.11	Party B shall pledge to Party A all of its equity interests in Party C and execute the relevant share pledge agreements.

3.	Representations and Warranties

The Shareholders and the OPCO hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

3.1

They have the authority to execute and deliver this Agreement and any equity interest transfer agreement with respect to the Optioned Interests to which they are a party (each, a “Transfer Agreement”), and to perform their obligations under this Agreement and any Transfer Agreement. Party B agrees to enter into Transfer Agreements consistent with the terms of the Appendix of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option if requested by Party A. This Agreement and the Transfer Agreements to which they are a party constitute or will constitute their legal, valid and binding obligations and shall been enforceable against them in accordance with the provisions thereof;

3.2

On demand made by Party A at any time during the continuance of this Agreement, if Party B has not already done so, they shall procure that the equity and such other equity interest transfer as Party A may stipulate in writing are transferred into the name of Party A and/or its nominee(s) who shall hold the equity upon and subject to the terms of this Agreement and such transfers are registered in the books of the company and relevant registration or filing with the competent industry and commerce authority is completed.

3.3

The execution and delivery of this Agreement or any Transfer Agreement and the obligations under this Agreement or any Transfer Agreement shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of the OPCO; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

Confidential Treatment Requested by Lufax Holding Ltd Pursuant to 17 C.F.R. Section 200.83

3.4

Party B has a good and merchantable title to the equity interests in the OPCO it holds. Except for this Agreement and the Share Pledge Agreement, Party B has not placed any security interest on such equity interests;

3.5

The OPCO has a good and merchantable title to all of its assets, and except for the Exclusive Asset Option Agreement executed among Party A, Party B and the OPCO as of the date hereof, the OPCO has not placed any security interest on the aforementioned assets;

3.6

The OPCO does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

3.7

If the laws of PRC requires it to be dissolved or liquidated, a OPCO shall sell all of its assets to the extent permitted by the laws of PRC to Party A or another qualifying entity designated by Party A, at the lowest selling price permitted by applicable laws of PRC. Any obligation for Party A or the qualifying entity designated by Party A to pay the OPCO as a result of such transaction shall be forgiven by the OPCO or any proceeds from such transaction shall be paid to Party A or the qualifying entity designated by Party A in partial satisfaction of the service fees under the Exclusive Business Corporation Agreement, as applicable under then-current laws of PRC;

3.8	The OPCO has complied with all laws and regulations of China; and

3.9	There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in the OPCO, assets of the OPCO or the OPCO.

3.10

(i) The inheritor of any Individual Shareholder or (ii) the individual or legal person designated by Party A pursuant to the Individual Shareholder Undertaking executed by the relevant Individual Shareholder (the “Designated Transferee”) shall undertake any and all the rights and obligations of the relevant Individual Shareholder under this Agreement as a result of his/her death, incapacitation or any other circumstances which could affect his/her holding or exercising his/her equity interests in Party B and Party C, as if the inheritor were a signing party to this Agreement.

Under the circumstance of an inheritance or share transfer pursuant to the relevant Individual Shareholder Undertaking, the Shareholders shall complete all necessary procedures and take all necessary actions to procure the required government approval (if applicable) being obtained for such share transfer.

4.	Effectiveness and Term

This Agreement is executed on the date first above written and shall take effect as of such date. Unless terminated early in accordance with the provisions of this Agreement or relevant agreements separately executed among the Parties, the term of this Agreement shall be 10 years. Upon the expiration of the term, unless Party A determines not to extend the term and notifies Party B and Party C in writing of such determination within 30 days prior to the expiration of the term, the term shall be extended for unlimited times, with an extended term of 5 years each time.

Confidential Treatment Requested by Lufax Holding Ltd Pursuant to 17 C.F.R. Section 200.83

5.	Liability for Breach of Agreement

5.1

Except as otherwise provided herein, if a Party (“Breaching Party”) fails to perform any of its obligations under this Agreement or breaches this Agreement in any other way, the other Party (“Aggrieved Party”) has the option to: (a) give written notice to the Breaching Party describing the nature and scope of the breach and demand that the breaching party cure the breach at its cost within a reasonable time specified in the notice (“Cure Period”); and (b) if the Breaching Party fails to cure the breach within the Cure Period, the Aggrieved Party shall have the right to demand that the Breaching Party bear all the liabilities resulted from the breach and compensate the Aggrieved Party for all actual economic losses arising here from. The losses include, without limitation, attorney fees and expenses of litigation or arbitration related to the breach. The Aggrieved Party shall have the right to demand the Breaching Party to fulfill its obligations under this Agreement. The Aggrieved Party shall also have the right to apply to the related arbitration agency or court for specific performance or compulsory execution of provisions under this Agreement. The exercise of aforesaid rights will not affect other remedial rights based on this Agreement or law.

5.2	With respect to the obligations under this Agreement, the OPCO and the Shareholders shall undertake joint and several liabilities.

5.3	Unless where the law clearly states otherwise, neither Shareholders nor the OPCO have the right to terminate this Agreement due to Party A’s breach of this Agreement.

6.	Governing Law, Resolution of Disputes and Change in Laws

6.1

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

6.2

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Shanghai, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

6.3

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

6.4

In case of promulgation or any change to or in any Chinese law, regulation or rule, or any change to or in the interpretation or application of the same any time after execution of this Agreement, the following agreement shall apply: (a) if any Party would enjoy more benefits under any changed or new law than under the relevant law, regulation or rule in effect at the date of this Agreement, without any material adverse effect upon the other Parties, the Parties shall promptly apply for such benefits brought by the changed or new law. The Parties shall make best efforts to procure the approval of such application; and (b) if the aforementioned law change or promulgation causes any direct or indirect material adverse effect to either Party, all Parties shall try all lawful means to procure exemption from compliance with such changed or new law provisions and use their best efforts to implement this Agreement in accordance with its original terms and conditions. In the event such adverse effect on the economic interest of either Party is unable to be resolved pursuant to this Agreement, the affected Party may give notice to the other Parties, and the Parties shall hold prompt discussion and make all necessary amendments to this Agreement so as to maintain the economic benefits otherwise enjoyed by the affected Party to the extent permitted under PRC laws.

Confidential Treatment Requested by Lufax Holding Ltd Pursuant to 17 C.F.R. Section 200.83

6.5

Subject to PRC laws, the arbitration tribunal may award remedies over the shares or land assets of the Parties, injunctive relief (including but not limited to matters of business or compel the transfer of assets) or award the winding-up of the Parties. Any party shall have the right to apply for enforcement of arbitration awards to the court with jurisdiction after the arbitration awards come into force. Subject to PRC laws, at the request of a disputing party, the court of competent jurisdictions shall have the power to grant interim remedies in support of the arbitration pending formation of the arbitral tribunal or in appropriate cases permitted by laws as the property preservation or enforcement measures. Subject to PRC laws, the courts of (i) Hong Kong, (ii) the Cayman Islands, (iii) the place of incorporation of OPCO (i.e. Shenzhen, PRC); and (iv) the place(s) where the Ultimate Controlling Shareholder or OPCO’s principal assets are located shall have jurisdiction for the aforesaid purpose.

7.	Taxes and Fees

7.1

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Agreements, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Agreements.

8.	Notices

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

8.1.1

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

8.1.2	Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

8.2	For the purpose of notices, the addresses of the Parties are as follows:

Company:	Lufax Holding (Shenzhen) Technology Service Co., Ltd.

Address:	[***]

Attn:	[***]

Company:	Shenzhen Lufax Holding Enterprise Management Co., Ltd.

Address:	[***]

Attn:	[***]

Confidential Treatment Requested by Lufax Holding Ltd Pursuant to 17 C.F.R. Section 200.83

Company:	Shenzhen Pingan Financial Technology Consultation Company

Address:	[***]

Attn:	[***]

Company:	Shanghai Lanbang Investment Company

Address:	[***]

Attn:	[***]

Company:	Xinjiang Tongjun Equity Investment Limited Partnership

Address:	[***]

Attn:	[***]

Company:	LinzhiJinsheng Investment Management Limited Partnership

Address:	[***]

Attn:	[***]

Name:	Yang Xuelian

Address:	[***]

Name:	Shi Jingkui

Address:	[***]

Name:	Wang Wenjun

Address:	[***]

Name:	Dou Wenwei

Address:	[***]

8.3	Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

9.	Confidentiality

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving Party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this Section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

10.	Further Warranties

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

Confidential Treatment Requested by Lufax Holding Ltd Pursuant to 17 C.F.R. Section 200.83

11.	Miscellaneous

11.1	Amendment, Change and Supplement

11.1.1	Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

11.1.2

If the Stock Exchange of Hong Kong Limited (“SEHK”) or any other relevant regulatory authority or stock exchange requests any amendment to this Agreement or if there is any change to the Rules Governing the Listing of Securities on the SEHK or any other relevant stock exchange rules that is relevant to the terms of this Agreement, the Parties shall make corresponding changes to the terms of this Agreement.

11.2	Entire agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement. The Appendix of this Agreement constitutes a part hereof, and has the same legal effects as this Agreement.

11.3	Headings

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

11.4	Language

This Agreement is written in Chinese and the English translation is for reference only. In case there is any inconsistency between the Chinese version and the English version, the Chinese version shall prevail. This Agreement shall be executed in 15 counterparts, with each Party having one original and Party B having the others; each counterpart has equal legal validity.

11.5	Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

11.6	Successors

This Agreement shall be binding on the respective successors of the Parties and the permitted assignees of such Parties.

11.7	Survival

11.7.1	Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

11.7.2	The provisions of Sections 6, 8 and this Section 11.7 shall survive the termination of this Agreement

Confidential Treatment Requested by Lufax Holding Ltd Pursuant to 17 C.F.R. Section 200.83

11.8	Assignment

Without Party A’s prior written consent, Shareholders or the OPCO shall not assign its rights and obligations under this Agreement to any third party.

The Shareholders and the OPCO agree that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B and Party C but without the consent of Party B, the OPCO or any Shareholder.

11.9	Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

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Confidential Treatment Requested by Lufax Holding Ltd Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Equity Interest Option Agreement as of the date first above written.

Lufax Holding (Shenzhen) Technology Service Co., Ltd

By:	/s/ Gregory Dean Gibb
Name: Gregory Dean Gibb
Title: Legal Representative

SIGNATURE PAGE TO EXCLUSIVE EQUITY INTEREST OPTION AGREEMENT

Confidential Treatment Requested by Lufax Holding Ltd Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Equity Interest Option Agreement as of the date first above written.

Shenzhen Lufax Holding Enterprise Management Co., Ltd.

By:	/s/ Li Renjie
Name: Li Renjie
Title: Legal Representative

SIGNATURE PAGE TO EXCLUSIVE EQUITY INTEREST OPTION AGREEMENT

Confidential Treatment Requested by Lufax Holding Ltd Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Equity Interest Option Agreement as of the date first above written.

Shenzhen Pingan Financial Technology Consultation Company

By:	/s/ Zhou Tingyuan
Name: Zhou Tingyuan
Title: Legal Representative

SIGNATURE PAGE TO EXCLUSIVE EQUITY INTEREST OPTION AGREEMENT

Confidential Treatment Requested by Lufax Holding Ltd Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Equity Interest Option Agreement as of the date first above written.

Shanghai Lanbang Investment Company

By:	/s/ Shi Jingkui
Name: Shi Jingkui
Title: Legal Representative

SIGNATURE PAGE TO EXCLUSIVE EQUITY INTEREST OPTION AGREEMENT

Confidential Treatment Requested by Lufax Holding Ltd Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Equity Interest Option Agreement as of the date first above written.

Xinjiang Tongjun Equity Investment Limited Partnership

By:	/s/ Dou Wenwei
Name: Dou Wenwei
Title: Managing Partner

SIGNATURE PAGE TO EXCLUSIVE EQUITY INTEREST OPTION AGREEMENT

Confidential Treatment Requested by Lufax Holding Ltd Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Equity Interest Option Agreement as of the date first above written.

Linzhi Jinsheng Investment Management Limited Partnership

By:	/s/ Yang Xuelian
Name: Yang Xuelian
Title: Managing Partner

SIGNATURE PAGE TO EXCLUSIVE EQUITY INTEREST OPTION AGREEMENT

Confidential Treatment Requested by Lufax Holding Ltd Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Equity Interest Option Agreement as of the date first above written.

By:	/s/ Yang Xuelian
Yang Xuelian

SIGNATURE PAGE TO EXCLUSIVE EQUITY INTEREST OPTION AGREEMENT

Confidential Treatment Requested by Lufax Holding Ltd Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Equity Interest Option Agreement as of the date first above written.

By:	/s/ Shi Jingkui
Shi Jingkui

SIGNATURE PAGE TO EXCLUSIVE EQUITY INTEREST OPTION AGREEMENT

Confidential Treatment Requested by Lufax Holding Ltd Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Equity Interest Option Agreement as of the date first above written.

By:	/s/ Dou Wenwei
Dou Wenwei

SIGNATURE PAGE TO EXCLUSIVE EQUITY INTEREST OPTION AGREEMENT

Confidential Treatment Requested by Lufax Holding Ltd Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Equity Interest Option Agreement as of the date first above written.

By:	/s/ Wang Wenjun
Wang Wenjun

SIGNATURE PAGE TO EXCLUSIVE EQUITY INTEREST OPTION AGREEMENT

Confidential Treatment Requested by Lufax Holding Ltd Pursuant to 17 C.F.R. Section 200.83

Appendix

Form of Equity Interest Transfer Agreement